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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


                          Date of Report: June 26, 2003
                        (Date of earliest event reported)



                  ABN AMRO Mortgage Corporation, Series 2003-8
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                                       333-101550                                  36-3886007
--------                                       ----------                                  ----------
(State or Other Jurisdiction of               (Commission                               (I.R.S. Employer
Incorporation)                                File Number)                             Identification No.)

                                                                      60603
135 South LaSalle Street                                              -----
Chicago, Illinois                                                  (Zip Code)
(Address of Principal
Executive Offices)


      Registrant's telephone number, including area code, is (312) 904-2000
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Item 5. Other Events.

          On June 26, 2003, ABN AMRO Mortgage Corporation caused the issuance and sale of the Multi-Class Mortgage Pass-Through Certificates, Series 2003-8, pursuant to the Pooling and Servicing Agreement, dated as of June 1, 2003, among ABN AMRO Mortgage Corporation as depositor, ABN AMRO Mortgage Group, Inc. and Washington Mortgage Mutual Securities Corp., each a seller and servicer and JPMorgan Chase Bank, as trustee.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

Exhibit No.       Document Description
-----------       --------------------

1.1 Underwriting Agreement, dated as of January 23, 2003, among ABN AMRO Mortgage Corporation, LaSalle Bank Corporation, Credit Suisse First Boston LLC and ABN AMRO Financial Services, Inc.

1.2               Terms Agreement dated June 24, 2003, among ABN AMRO
                  Mortgage Corporation, LaSalle Bank Corporation, Credit Suisse First Boston LLC and ABN AMRO Financial Services, Inc.

4.1 Pooling and Servicing Agreement dated as of June 1, 2003, among ABN AMRO Mortgage Corporation, as depositor, JPMorgan Chase Bank, as trustee and ABN AMRO Mortgage Group, Inc., as servicer.

4.2 Mortgage Loan Purchase Agreement dated June 26, 2003, between ABN AMRO Mortgage Group, Inc. and ABN AMRO Mortgage Corporation.





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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                      ABN AMRO MORTGAGE
                                                      CORPORATION

                                                      By:     /s/ Maria Fregosi
                                                         ----------------------
                                                      Name:   Maria Fregosi
                                                      Title:  Vice President

Dated: July 11, 2003